UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2021

Medicus Sciences Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40068	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

152 West 57th Street, Floor 20

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 259-8400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-ninth of one redeemable warrant	MSACU	The Nasdaq Stock Market LLC

Class A ordinary shares included as part of the units	MSAC	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units	MSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 18, 2021, Medicus Sciences Acquisition Corp. (the “Company”) completed its initial public offering (“IPO”) of 9,200,000 units (“Units”), including 1,200,000 Units sold pursuant to the full exercise of the IPO underwriters’ over-allotment option. Each Unit consists of (i) one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), (ii) one-ninth of one redeemable warrant of the Company, each whole redeemable warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share and (iii) the contingent right to receive, in certain circumstances described in the Company’s registration statement on Form S-1 relating to the IPO (File No. 333-251674) and pursuant to a contingent rights agreement, at least two-ninths of one redeemable warrant. The contingent rights will remain attached to the Class A Ordinary Shares, will not be separately transferable, assignable or salable, and will not be evidenced by any certificate or instrument. The Units were sold at a price of $10.00 per Unit, generating gross proceeds (before underwriting commissions and offering expenses) of $92,000,000 to the Company.

Also on February 18, 2021, and simultaneously with the completion of the IPO, the Company completed the private sale of an aggregate of 5,022,222 warrants (the “Private Placement Warrants”) to Medicus Sciences Holdings LLC (the “Sponsor”) and Maxim Partners LLC (“Maxim”) (3,642,222 Private Placement Warrants to the Sponsor and 1,380,000 to Maxim) at a purchase price of $0.90 per Private Placement Warrant, generating proceeds of $4,520,000 to the Company.

Also on February 18, 2021, and simultaneously with the completion of the IPO and the sale of the Private Placement Warrants, a total of $92,000,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee, consisting of the Company’s proceeds from the IPO (net of immediate underwriting commissions) of $89,770,005.50 (which amount includes $2,300,000 of deferred underwriting commissions) and $2,229,994.50 of the Company’s proceeds from the sale of the Private Placement Warrants.

An audited balance sheet of the Company as of February 18, 2021, reflecting the Company’s receipt of proceeds upon completion of both the IPO and the sale of the Private Placement Warrants, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited balance sheet as of February 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2021

MEDICUS SCIENCES ACQUISITION CORP.

By:	/s/ Michael Castor
Name: Michael Castor
Title: Chief Executive Officer

2